Exhibit 99.1
Five Point Holdings, LLC Reports Third Quarter 2026 Results
Third Quarter 2026 Highlights
•Great Park Venture distributions and incentive compensation payments to the Company totaled $40.4 million.
•Great Park builder sales of 54 homes during the quarter.
•Valencia builder sales of 92 homes during the quarter.
•Renewed the development management agreement with Great Park Venture through December 31, 2028.
•Consolidated revenues of $14.6 million; consolidated net loss of $4.4 million.
•Cash and cash equivalents of $358.7 million as of September 30, 2026.
•Debt to total capitalization ratio of 16.2% and liquidity of $576.2 million as of September 30, 2026.
Irvine, CA, October 22, 2026 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its third quarter 2026 results.
Dan Hedigan, President and Chief Executive Officer, said, “During the third quarter, Five Point generated consolidated revenues of $14.6 million and maintained a strong financial position, ending the quarter with $358.7 million of cash and cash equivalents and total liquidity of $576.2 million. Although current housing market conditions have impacted homebuyer demand, we continue to make meaningful progress in advancing our California communities and developing our recurring fee-based revenue streams at Hearthstone and the Great Park. During the quarter, we renewed our Development Management Agreement at the Great Park through December 2028, secured important entitlement approvals at Valencia for our Homestead South development, and marked a significant milestone with a groundbreaking at Candlestick in San Francisco. Given the current housing market environment, we will likely elect to defer certain land sales previously anticipated to close in 2026 rather than transact in a less favorable market. Accordingly, we are revising our full-year 2026 guidance to approximately $20 million in consolidated net income. Importantly, this revised outlook reflects the anticipated timing of land sales rather than a change in our view of the value of our land. Our strong balance sheet provides us with the flexibility to remain patient and disciplined in our approach to monetizing these irreplaceable assets. We remain confident in the long-term value of our California communities, the growth potential of Hearthstone and our ability to create meaningful value for our shareholders.”
Consolidated Results
Liquidity and Capital Resources
As of September 30, 2026, total liquidity of $576.2 million was comprised of cash and cash equivalents totaling $358.7 million and borrowing availability of $217.5 million under our unsecured revolving credit facility. Total capital was $2.3 billion, reflecting $3.2 billion in assets and $0.9 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended September 30, 2026
Revenues. Revenues of $14.6 million for the three months ended September 30, 2026 were primarily generated from management services at our Great Park and Hearthstone segments.
Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $2.2 million for the three months ended September 30, 2026. The Great Park Venture generated a net loss of $7.1 million during the three months ended September 30, 2026, and our share of the net loss from our 37.5% percentage interest was $2.7 million.
The Great Park Venture made aggregate distributions of $84.9 million to holders of percentage interests during the three months ended September 30, 2026. We received $31.8 million for our 37.5% percentage interest.
Selling, general, and administrative. Selling, general, and administrative expenses were $12.5 million for the three months ended September 30, 2026.
Net loss. Consolidated net loss for the quarter was $4.4 million. Net loss attributable to noncontrolling interests totaled $1.8 million, resulting in net loss attributable to the Company of $2.6 million. Net loss attributable to noncontrolling interests primarily represents the portion of loss allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income or loss allocated to noncontrolling interests in subsequent periods.

Conference Call Information
In conjunction with this release, Five Point will host a conference call on Thursday, October 22, 2026 at 5:00 p.m. Eastern Time. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (877) 451-6152 (domestic) or (201) 389-0879 (international). A telephonic replay will be available starting approximately three hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 13763397. The telephonic replay will be available until 11:59 p.m. Eastern Time on November 1, 2026.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include up to approximately 40,000 residential homes and up to approximately 20 million square feet of commercial space. Five Point’s Hearthstone platform provides management services to residential land banking funds and oversees approximately $3.4 billion in assets under management.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. Forward-looking statements include, among others, statements that refer to: our expectations of our future home sales and/or builder sales; the impact of inflation and interest rates; our future revenues, costs and financial performance, including with respect to cash generation and profitability; future demographics and market conditions, including housing supply levels, in the areas where our communities are located; the timing and expected benefits of our share repurchase program and other planned and potential transactions and acquisitions; and other statements that are not historical in nature. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.
Investor Relations:
Kim Tobler, 949-425-5211
Kim.Tobler@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com
Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
REVENUES:
Land sales	$—	$(12)	$(211)	$70
Land sales—related party	—	—	(1,211)	—
Management services—related party	13,932	12,826	41,628	32,336
Operating properties	683	674	1,892	1,712
Total revenues	14,615	13,488	42,098	34,118
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	5,642	5,455	18,123	10,846
Operating properties	1,512	1,631	4,697	4,891
Selling, general, and administrative	12,537	14,294	41,580	44,645
Total costs and expenses	19,691	21,380	64,400	60,382
OTHER INCOME:
Interest income	2,796	4,484	8,722	13,501
Loss on debt extinguishment	—	(1,824)	—	(1,824)
Miscellaneous	69	8	713	804
Total other income	2,865	2,668	9,435	12,481
EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(2,183)	70,137	38,702	158,721
(LOSS) INCOME BEFORE INCOME TAX BENEFIT (PROVISION)	(4,394)	64,913	25,835	144,938
INCOME TAX BENEFIT (PROVISION)	4	(9,199)	(5,261)	(20,062)
NET (LOSS) INCOME	(4,390)	55,714	20,574	124,876
LESS NET (LOSS) INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(1,810)	34,643	14,520	77,201
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY	$(2,580)	$21,071	$6,054	$47,675

NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.04)	$0.30	$0.08	$0.68
Diluted	$(0.04)	$0.28	$0.08	$0.65
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	71,783,254	69,796,339	71,813,460	69,692,349
Diluted	71,783,254	149,430,920	149,180,581	149,267,968
NET (LOSS) INCOME ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$0.00	$0.00	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	76,096,410	79,233,544	76,096,410	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	September 30, 2026	December 31, 2025
ASSETS
INVENTORIES	$2,563,106	$2,443,279
INVESTMENT IN UNCONSOLIDATED ENTITIES	89,178	153,087
PROPERTIES AND EQUIPMENT, NET	29,140	29,264
INTANGIBLE ASSETS, NET—RELATED PARTY	14,562	17,250
GOODWILL	69,812	69,812
CASH AND CASH EQUIVALENTS	358,716	425,546
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	992	992
RELATED PARTY ASSETS	83,762	89,509
OTHER ASSETS	18,255	20,264
TOTAL	$3,227,523	$3,249,003

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$444,399	$443,348
Accounts payable and other liabilities	117,759	106,199
Related party liabilities	18,056	70,973
Deferred income tax liability, net	63,707	58,343
Payable pursuant to tax receivable agreement	181,088	181,544
Total liabilities	825,009	860,407

REDEEMABLE NONCONTROLLING INTERESTS	69,927	70,155
CAPITAL:
Class A common shares; No par value; Issued and outstanding: September 30, 2026—71,920,334 shares; December 31, 2025—71,100,768 shares
Class B common shares; No par value; Issued and outstanding: September 30, 2026—76,096,410 shares; December 31, 2025—76,096,410 shares
Contributed capital	617,116	616,751
Retained earnings	234,097	228,043
Accumulated other comprehensive loss	(1,551)	(1,549)
Total members’ capital	849,662	843,245
Noncontrolling interests	1,482,925	1,475,196
Total capital	2,332,587	2,318,441
TOTAL	$3,227,523	$3,249,003

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

September 30, 2026
Cash and cash equivalents	$358,716
Borrowing capacity(1)	217,500
Total liquidity	$576,216
(1) As of September 30, 2026, no borrowings or letters of credit were outstanding on the Company’s $217.5 million revolving credit facility.

Debt to Total Capitalization and Net Debt to Total Capitalization

September 30, 2026
Debt(1)	$450,000
Total capital	2,332,587
Total capitalization	$2,782,587
Debt to total capitalization	16.2%

Debt(1)	$450,000
Less: Cash and cash equivalents	358,716
Net debt	91,284
Total capital	2,332,587
Total net capitalization	$2,423,871
Net debt to total capitalization(2)	3.8%
(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company’s GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and nine months ended September 30, 2026 (in thousands):

	Three Months Ended September 30, 2026
	Valencia	San Francisco	Great Park	Hearthstone	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$—	$—	$506	$—	$506	$—	$506	$(506)	$—
Land sales—related party	—	—	—	—	—	—	—	—	—
Management services—related party(2)	—	—	7,410	6,522	13,932	—	13,932	—	13,932
Operating properties	493	190	—	—	683	—	683	—	683
Total revenues	493	190	7,916	6,522	15,121	—	15,121	(506)	14,615
COSTS AND EXPENSES:
Land sales	—	—	—	—	—	—	—	—	—
Management services(2)	—	—	1,618	4,024	5,642	—	5,642	—	5,642
Operating properties	1,512	—	—	—	1,512	—	1,512	—	1,512
Selling, general, and administrative	1,680	1,121	2,043	—	4,844	9,736	14,580	(2,043)	12,537
Management fees—related party	—	—	7,519	—	7,519	—	7,519	(7,519)	—
Total costs and expenses	3,192	1,121	11,180	4,024	19,517	9,736	29,253	(9,562)	19,691
OTHER INCOME:
Interest income	—	—	1,967	33	2,000	2,763	4,763	(1,967)	2,796
Miscellaneous	69	—	—	—	69	—	69	—	69
Total other income	69	—	1,967	33	2,069	2,763	4,832	(1,967)	2,865
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	19	—	—	456	475	—	475	(2,658)	(2,183)
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX BENEFIT	(2,611)	(931)	(1,297)	2,987	(1,852)	(6,973)	(8,825)	4,431	(4,394)
INCOME TAX BENEFIT	—	—	—	—	—	4	4	—	4
SEGMENT (LOSS) PROFIT/NET LOSS	$(2,611)	$(931)	$(1,297)	$2,987	$(1,852)	$(6,969)	$(8,821)	$4,431	$(4,390)
(1) Represents the removal of the Great Park Venture operating results, which are included in the Great Park segment operating results at 100% of the venture’s historical basis but are not included in our consolidated results as we account for our investment in the venture using the equity method of accounting.
(2) The amounts for the Great Park segment represent the revenues and expenses attributable to the management company for providing services to the Great Park Venture as applicable.

	Nine Months Ended September 30, 2026
	Valencia	San Francisco	Great Park	Hearthstone	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$(211)	$—	$165,784	$—	$165,573	$—	$165,573	$(165,784)	$(211)
Land sales—related party	(1,211)	—	—	—	(1,211)	—	(1,211)	—	(1,211)
Management services—related party(2)	—	—	23,398	18,230	41,628	—	41,628	—	41,628
Operating properties	1,345	547	—	—	1,892	—	1,892	—	1,892
Total revenues	(77)	547	189,182	18,230	207,882	—	207,882	(165,784)	42,098
COSTS AND EXPENSES:
Land sales	—	—	37,622	—	37,622	—	37,622	(37,622)	—
Management services(2)	—	—	6,080	12,043	18,123	—	18,123	—	18,123
Operating properties	4,697	—	—	—	4,697	—	4,697	—	4,697
Selling, general, and administrative	6,532	4,108	5,605	—	16,245	30,940	47,185	(5,605)	41,580
Management fees—related party	—	—	23,665	—	23,665	—	23,665	(23,665)	—
Total costs and expenses	11,229	4,108	72,972	12,043	100,352	30,940	131,292	(66,892)	64,400
OTHER INCOME:
Interest income	—	2	5,456	66	5,524	8,654	14,178	(5,456)	8,722
Miscellaneous	713	—	—	—	713	—	713	—	713
Total other income	713	2	5,456	66	6,237	8,654	14,891	(5,456)	9,435
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	538	—	—	1,547	2,085	661	2,746	35,956	38,702
SEGMENT (LOSS) PROFIT/INCOME BEFORE INCOME TAX PROVISION	(10,055)	(3,559)	121,666	7,800	115,852	(21,625)	94,227	(68,392)	25,835
INCOME TAX PROVISION	—	—	—	—	—	(5,261)	(5,261)	—	(5,261)
SEGMENT (LOSS) PROFIT/NET INCOME	$(10,055)	$(3,559)	$121,666	$7,800	$115,852	$(26,886)	$88,966	$(68,392)	$20,574
(1) Represents the removal of the Great Park Venture operating results, which are included in the Great Park segment operating results at 100% of the venture’s historical basis but are not included in our consolidated results as we account for our investment in the venture using the equity method of accounting.
(2) The amounts for the Great Park segment represent the revenues and expenses attributable to the management company for providing services to the Great Park Venture as applicable.
The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and nine months ended September 30, 2026 (in thousands):

	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2026
Segment (loss) profit from operations	$(1,297)	$121,666
Less net income of management company attributed to the Great Park segment	5,792	17,318
Net (loss) income of the Great Park Venture	(7,089)	104,348
The Company’s share of net (loss) income of the Great Park Venture	(2,658)	39,131
Basis difference amortization	—	(3,175)
Equity in (loss) earnings from the Great Park Venture	$(2,658)	$35,956